EXHIBIT 99.1

State Auto Financial reports fourth quarter and year end 2019 results
•Quarterly earnings of $0.72 per share
•Quarterly net income from operations1 of $0.29 per share
•Quarterly GAAP combined ratio of 100.4
•Quarterly SAP personal and commercial segments' combined ratio2 of 97.1
•Return on equity of 9.8%
•Book value per share of $22.01

COLUMBUS, OHIO - February 20, 2020 - State Auto Financial Corporation (NASDAQ:STFC) today reported fourth quarter 2019 net income of $32.7 million, or $0.72 per diluted share versus a net loss of $24.5 million, or $0.57 per diluted share, for the same 2018 period. Net income from operations1 per diluted share for the fourth quarter of 2019 was $0.29 versus $0.67 for the same 2018 period.
For the year ended 2019, STFC had net income of $87.4 million, or $1.96 per diluted share, compared to net income of $12.8 million, or $0.29 per diluted share, for the same 2018 period. Net income from operations1 per diluted share for the year ended 2019 was $0.63 versus $1.20 for the same 2018 period.
GAAP Operating Results
STFC’s GAAP combined ratio for the fourth quarter 2019 was 100.4 compared to 94.6 for the same 2018 period. Catastrophe losses during the fourth quarter 2019 accounted for 7.7 points of the 64.2 total loss ratio points, or $24.8 million, versus 2.6 points of the total 56.8 loss ratio points, or $8.1 million, for the same period in 2018. Fourth quarter catastrophe losses included $6.6 million, or 2.1 loss ratio points, of adverse development relating to prior years from Hurricanes Irma and Harvey from the specialty run-off business. Non-catastrophe losses and ALAE during the fourth quarter 2019 included 5.7 points of favorable development relating to prior years, or $18.3 million, versus 7.9 points of favorable development, or $24.4 million, for the same period in 2018.
STFC’s GAAP combined ratio for the year ended 2019 was 102.7 compared to 100.6 for the same 2018 period. Catastrophe losses for the year ended 2019 accounted for 8.0 points of the 67.4 total loss ratio points, or $100.5 million, versus 5.8 points, or $71.7 million for the same period in 2018. Non-catastrophe losses and ALAE for the year ended 2019 included 5.8 points of favorable development relating to prior years, or $72.4 million, versus 6.2 points of favorable development, or $76.6 million, for the same period in 2018.
SAP Personal and Commercial Operating Results
The exit from our specialty insurance business resulted in the elimination of specialty insurance as a reportable segment as we stopped writing this business on a net basis in 2018. Specialty results, labeled as "specialty run-off," are included in the SAP Insurance Segment Results tables below to enable reconciliation to total underwriting results.
Net written premium for the fourth quarter 2019 increased 9.0% compared to the same period in 2018. By segment, net written premium for personal and commercial increased 6.8% and 12.6%, respectively. The increase in the personal segment was primarily due to new business growth and rate increases in homeowners and other personal. Personal auto net written premium declined as a result of lower new business and retention. The increase in the commercial segment was led by new business growth in commercial auto, middle market commercial and small commercial package. Workers' compensation net written premium declined due to continued intense competition in this market.
Net written premium for the year ended 2019 increased 10.2% compared to the same period in 2018. By insurance segment, net written premium for the personal and commercial segments increased 9.1% and 12.0%, respectively. The trends in the personal and commercial segments' net written premium were due to the same factors discussed above for the fourth quarter.

The SAP personal and commercial segments' combined ratio for the fourth quarter 2019 was 97.1 compared to 92.8 for the same 2018 period. Catastrophe losses during the fourth quarter 2019 accounted for 5.6 points of the total 61.9 loss ratio points, or $18.2 million, versus 2.3 points of the total 54.8 loss ratio points, or $6.9 million, for the same period in 2018. Non-catastrophe losses and ALAE during the fourth quarter 2019 included 6.1 points of favorable development relating to prior years, or $19.6 million, versus 7.8 points of favorable development, or $23.3 million, for the same period in 2018.
The SAP personal and commercial segments' combined ratio for the year ended 2019 was 101.2 compared to 98.6 for the same 2018 period. Catastrophe losses for the year ended 2019 accounted for 7.2 points of the total 66.8 loss ratio points, or $89.9 million, versus 6.2 points of the total 63.0 loss ratio points, or $70.3 million for the same period in 2018. Non-catastrophe losses and ALAE for the year ended 2019 included 5.7 points of favorable development relating to prior years, or $71.3 million, versus 7.0 points of favorable development, or $79.7 million, for the same period in 2018.
Book Value and Return on Equity
STFC’s book value increased to $22.01 per share as of Dec. 31, 2019, compared to $21.68 on Sept. 30, 2019. The increase was driven by the market value of our investment portfolio.
Return on stockholders’ equity for the 12 months ended December 31, 2019, was 9.8% compared to 1.5% for the 12 months ended December 31, 2018.
STFC’s Chairman, President and CEO Mike LaRocco commented on the quarter and year as follows:
“Our fourth quarter and year ended 2019 results reflected the challenges we faced during the year in addition to the considerable progress we made toward more consistent profitable performance. While our personal and commercial lines’ 101.2% SAP combined ratio and 10.2% net written premium growth for 2019 didn’t meet our expectations, we made important, significant progress in several areas including surpassing $2.0 billion in net written premium for the State Auto Group which includes all Pooled Companies.
“The lack of an underwriting profit was driven primarily by our personal lines business, where we identified and have closed product and technology gaps, mainly in our auto line. Higher weather losses also significantly impacted our property results. Our homeowners business grew nearly 20% in 2019, a testament to the powerful combination of our digital technology and new product design.
“2019 was an outstanding year for our commercial lines business, which was profitable with a SAP combined ratio of 97.0 and produced 12.0% net written premium growth. This was a remarkable achievement, the result of two years of rebuilding our commercial lines teams and products. At the same time, work continued toward 2020 launches of farm and ranch and middle market commercial on our digital-only platform, State Auto Connect.
“The foundation we’ve built remains strong. We enter 2020 with the products, pricing, technology and agent partners that will drive our success, and the State Auto team has the creativity, passion and persistence needed to win.”

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company. STFC stock is traded on the NASDAQ Global Select Market, which represents the top fourth of all NASDAQ listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies, which include retail agencies and wholesale brokers. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
1 Net earnings (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of net investment gain (loss), net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to income of $0.43 per diluted share and $1.33 per diluted share for the fourth quarter and year ended Dec. 31, 2019, respectively, versus a loss of $1.25 per diluted share and $0.91 per diluted share for the fourth quarter and year ended Dec. 31, 2018, respectively.
2 Insurance industry regulators require STFC's insurance subsidiaries to report their financial condition and results of operations using Statutory Accounting Practices ("SAP"). The SAP personal and commercial segments' combined ratio is a measure used by management to evaluate STFC’s operating performance for its ongoing operations. Details behind the compilation of these results can be found on pages 18 - 21 of this release.
STFC has scheduled a conference call with interested investors for Thursday, Feb. 20, at 11 a.m. ET to discuss the Company’s fourth quarter 2019 performance. Live and archived broadcasts of the call can be accessed at http://www.StateAuto.com/STFC. A replay of the call can be heard beginning at 2 p.m., Feb. 20, by calling 855-859-2056, conference ID 9569194. Supplemental schedules detailing the Company’s fourth quarter 2019 financial, sales and underwriting results are made available on http://www.StateAuto.com/STFC prior to the conference call.
* * * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

CONTACTS
Media contact: Kyle Anderson, Kyle.Anderson@StateAuto.com, 614-917-5497
Investor contact: Natalie Schoolcraft, Natalie.Schoolcraft@StateAuto.com, 614-917-4341

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data

	Three months ended December 31		Year ended December 31
	2019	2018	2019	2018
Net written premiums	$323.6	$297.6	$1,318.1	$1,210.3

Earned premiums	323.0	308.8	1,253.0	1,238.0
Net investment income	20.0	22.7	80.4	84.9
Net investment gain (loss)	24.0	(67.9)	74.2	(49.7)
Other income from affiliates	0.8	0.8	2.4	2.6
Total revenue	367.8	264.4	1,410.0	1,275.8

Income (loss) before federal income taxes	40.3	(32.5)	107.0	12.9

Federal income tax expense (benefit)	7.6	(8.0)	19.6	0.1
Net income (loss)	$32.7	$(24.5)	$87.4	$12.8

Earnings (loss) per common share:
- basic	$0.75	$(0.57)	$2.01	$0.30
- diluted	$0.72	$(0.57)	$1.96	$0.29
Earnings (loss) per share from operations (A):
- basic	$0.31	$0.68	$0.66	$1.21
- diluted	$0.29	$0.67	$0.63	$1.20
Weighted average shares outstanding:
- basic	43.6	43.1	43.4	42.9
- diluted	44.0	43.1	44.0	43.4
Return on average equity (LTM)	9.8%	1.5%
Book value per share	$22.01	$18.91
Dividends paid per share	$0.10	$0.10	$0.40	$0.40
Total shares outstanding	43.6	43.2

GAAP ratios:
Cat loss and ALAE ratio	7.7	2.6	8.0	5.8
Non-cat loss and ALAE ratio	56.5	54.2	59.4	58.5
Loss and LAE ratio	64.2	56.8	67.4	64.3
Expense ratio	36.2	37.8	35.3	36.3
Combined ratio	100.4	94.6	102.7	100.6

(A)Reconciliation of non-GAAP financial measure:
Net income from operations
Net income (loss)	$32.7	$(24.5)	$87.4	$12.8
Net investment gain (loss), net of tax	19.0	(53.6)	58.7	(39.3)
Net income from operations	$13.7	$29.1	$28.7	$52.1

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	December 31	December 31
	2019	2018
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $2,080.0 and $2,188.2, respectively)	$2,127.9	$2,159.5
Equity securities	395.2	315.0
Other invested assets	69.7	48.8
Other invested assets, at cost	6.5	5.6
Notes receivable from affiliate	70.0	70.0
Total investments	2,669.3	2,598.9

Cash and cash equivalents	78.0	59.8
Accrued investment income and other assets	31.7	32.4
Deferred policy acquisition costs	111.1	101.9
Reinsurance recoverable on losses and loss expenses payable	13.6	5.5
Prepaid reinsurance premiums	7.5	6.6
Due from affiliate	21.5	—
Current federal income taxes	6.3	5.9
Net deferred federal income taxes	42.2	77.8
Property and equipment, net	4.2	7.1
Total assets	$2,985.4	$2,895.9

LIABILITIES
Losses and loss expenses payable	$1,066.5	$1,146.8
Unearned premiums	649.2	584.2
Notes payable (affiliates $15.2 and $15.2, respectively)	122.0	122.0
Pension and postretirement benefits	72.9	83.0
Due to affiliate	—	22.4
Other liabilities	114.9	119.0
Total liabilities	2,025.5	2,077.4

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 50.4 and 50.0 shares issued, respectively, at stated value of $2.50 per share	125.9	125.0
Treasury stock, 6.9 and 6.8 shares, respectively, at cost	(117.5)	(117.0)
Additional paid-in capital	206.7	194.2
Accumulated other comprehensive loss	(37.9)	(96.4)
Retained earnings	782.7	712.7
Total stockholders’ equity	959.9	818.5
Total liabilities and stockholders’ equity	$2,985.4	$2,895.9

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended December 31		Year ended December 31
	2019	2018	2019	2018
Earned premiums	$323.0	$308.8	$1,253.0	$1,238.0
Net investment income	20.0	22.7	80.4	84.9
Net investment gain (loss)	24.0	(67.9)	74.2	(49.7)
Other income from affiliates	0.8	0.8	2.4	2.6
Total revenues	367.8	264.4	1,410.0	1,275.8

Losses and loss expenses	207.2	175.3	844.8	796.4
Acquisition and operating expenses	116.8	116.8	442.0	449.8
Interest expense	1.2	1.2	4.9	5.7
Other expenses	2.3	3.6	11.3	11.0
Total expenses	327.5	296.9	1,303.0	1,262.9

Income (loss) before federal income taxes	40.3	(32.5)	107.0	12.9
Federal income tax expense (benefit):
Current	—	—	(0.4)	(1.1)
Deferred	7.6	(8.0)	20.0	1.2
Federal income tax expense (benefit)	7.6	(8.0)	19.6	0.1
Net income (loss)	$32.7	$(24.5)	$87.4	$12.8
Earnings (loss) per common share:
Basic	$0.75	$(0.57)	$2.01	$0.30
Diluted	$0.72	$(0.57)	$1.96	$0.29
Dividends paid per common share	$0.10	$0.10	$0.40	$0.40

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
($ in millions)
(unaudited)	Three months ended December 31		Year ended December 31
	2019	2018	2019	2018
Net income (loss)	$32.7	$(24.5)	$87.4	$12.8
Other comprehensive (loss) income, net of tax:
Net unrealized holding (loss) gain on available-for-sale investments:
Unrealized holding (loss) gain	(11.6)	15.2	80.2	(46.4)
Reclassification adjustments for gains realized in net income	(0.7)	(0.3)	(3.5)	(2.0)
Income tax benefit (expense)	2.6	(3.2)	(16.1)	10.1
Total net unrealized holding (loss) gain on available- for-sale investments	(9.7)	11.7	60.6	(38.3)
Net unrecognized benefit plan obligations:
Net actuarial loss arising during the period	(5.9)	(4.3)	(5.9)	(4.3)
Reclassification adjustments for amortization to statement of income:
Prior service credit	(1.5)	(1.5)	(6.3)	(6.3)
Net actuarial loss	2.4	3.3	9.6	13.2
Income tax expense (benefit)	1.0	0.5	0.5	(0.6)
Total net unrecognized benefit plan obligations	(4.0)	(2.0)	(2.1)	2.0
Other comprehensive (loss) income	(13.7)	9.7	58.5	(36.3)
Comprehensive income (loss)	$19.0	$(14.8)	$145.9	$(23.5)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement of Stockholders' Equity
($ and shares in millions)
(unaudited)	Year Ended	Year Ended
	December 31	December 31
	2019	2018
Common shares:
Balance at beginning of year	50.0	49.2
Issuance of shares	0.4	0.8
Balance at end of year	50.4	50.0

Treasury shares:
Balance at beginning of year	(6.8)	(6.8)
Issuance of shares	(0.1)	—
Balance at beginning of year and year ended	(6.9)	(6.8)

Common stock:
Balance at beginning of year	$125.0	$123.0
Issuance of shares	0.9	2.0
Balance at end of year	125.9	125.0

Treasury stock:
Balance at beginning of year	$(117.0)	$(116.8)
Shares acquired on stock award exercises	(0.5)	(0.2)
Balance at end of year	(117.5)	(117.0)

Additional paid-in capital:
Balance at beginning of year	$194.2	$171.8
Issuance of common stock	5.1	13.3
Stock awards granted	7.4	9.1
Balance at end of year	206.7	194.2

Accumulated other comprehensive loss:
Balance at beginning of year	$(96.4)	$3.8
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	—	(63.9)
Change in unrealized gain (loss) on available-for-sale investments, net of tax	60.6	(38.3)
Change in unrecognized benefit plan obligations, net of tax	(2.1)	2.0
Balance at end of year	(37.9)	(96.4)

Retained earnings:
Balance at beginning of year	$712.7	$653.2
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	—	63.9
Net income	87.4	12.8
Dividends declared (affiliates $10.4 and $10.4, respectively)	(17.4)	(17.2)
Balance at end of year	782.7	712.7

Total stockholders’ equity at end of year	$959.9	$818.5

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ millions)
(unaudited)
	Year ended December 31
	2019	2018
Cash flows from operating activities:
Net income	$87.4	$12.8
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization, net	9.4	8.9
Share-based compensation	6.1	11.1
Net investment (gain) loss	(74.2)	49.7
Changes in operating assets and liabilities:
Deferred policy acquisition costs	(9.2)	8.4
Accrued investment income and other assets	0.7	3.9
Postretirement and pension benefits	(14.5)	(16.9)
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	(9.0)	(2.6)
Other liabilities and due to/from affiliate, net	(44.9)	47.6
Losses and loss expenses payable	(80.3)	(108.8)
Unearned premiums	65.0	(27.6)
Deferred tax expense on share-based awards	(0.9)	0.9
Federal income taxes	20.5	(0.8)
Net cash used in operating activities	(43.9)	(13.4)
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(592.6)	(349.6)
Purchases of equity securities available-for-sale	(63.4)	(91.4)
Purchases of other invested assets	(13.3)	(1.8)
Maturities, calls and principal reductions of fixed maturities available-for-sale	386.3	229.8
Sales of fixed maturities available-for-sale	308.8	98.0
Sales of equity securities available-for-sale	45.4	97.8
Sales of other invested assets available-for-sale	1.3	1.2
Net sales of property and equipment	1.6	—
Net cash provided by (used in) investing activities	74.1	(16.0)
Cash flows from financing activities:
Proceeds from issuance of common stock	5.9	15.4
Payments to acquire treasury shares	(0.5)	(0.2)
Payment of dividends	(17.4)	(17.1)
Payment of credit facility issue costs	—	(0.4)
Net cash used in financing activities	(12.0)	(2.3)
Net increase (decrease) in cash and cash equivalents	18.2	(31.7)
Cash and cash equivalents at beginning of period	59.8	91.5
Cash and cash equivalents at end of period	$78.0	$59.8
Supplemental disclosures:
Interest paid (affiliates $1.1 and $1.0, respectively)	$4.8	$5.7

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Net Investment Income
($ in millions)
unaudited	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019
Quarter to Date
Gross investment income:
Fixed maturities	$15.0	$15.4	$14.7	$14.4	$13.9
TIPS	0.9	(0.3)	2.6	0.9	0.7
Total fixed maturities	15.9	15.1	17.3	15.3	14.6
Equity securities	4.8	2.8	3.1	3.0	4.3
Other	2.0	1.7	1.4	1.1	1.3
Total gross investment income	22.7	19.6	21.8	19.4	20.2
Less: Investment expenses	—	0.2	0.1	0.1	0.2
Net investment income	$22.7	$19.4	$21.7	$19.3	$20.0

Year to Date
Gross investment income:
Fixed maturities	$60.0	$15.4	$30.1	$44.5	$58.4
TIPS	5.3	(0.3)	2.3	3.2	3.9
Total fixed maturities	65.3	15.1	32.4	47.7	62.3
Equity securities	13.4	2.8	5.9	8.9	13.2
Other	7.2	1.7	3.1	4.2	5.5
Total gross investment income	85.9	19.6	41.4	60.8	81.0
Less: Investment expenses	1.0	0.2	0.3	0.4	0.6
Net investment income	$84.9	$19.4	$41.1	$60.4	$80.4

	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019
TIPS, fair value	$142.3	$147.0	$145.2	$135.3	$135.6
TIPS, book value	$141.2	$140.5	$137.4	$125.9	$126.2

Net Investment Gain (Loss)
($ millions)	Three months ended December 31		Twelve months ended December 31
	2019	2018	2019	2018
Investment gain (loss), net:
Fixed maturities:
Realized gains on sales of securities	$0.7	$0.3	$3.5	$2.0
Net gains on fixed maturities	0.7	0.3	3.5	2.0
Equity securities:
Realized gains (losses) on sales of securities, net	0.7	0.3	(1.8)	5.7
Unrealized gain (loss) on securities still held, net	17.5	(62.5)	63.9	(49.7)
Net gain (loss) on equity securities	18.2	(62.2)	62.1	(44.0)
Other invested assets:
Unrealized gain (loss) on securities still held, net	5.1	(6.0)	9.9	(7.7)
Net gain (loss) on other invested assets	5.1	(6.0)	9.9	(7.7)
Other net realized loss	—	—	(1.3)	—
Net gain (loss) on investments	$24.0	$(67.9)	$74.2	$(49.7)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
unaudited

The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities:

	December 31
	2019	2018
Deferred tax assets:
Unearned premiums not currently deductible	$27.0	$24.3
Losses and loss expenses payable discounting	10.6	11.2
Postretirement and pension benefits	20.0	21.4
Investments	—	8.9
Other liabilities	13.4	14.8
Net operating loss carryforward	12.1	15.1
Tax credit carryforwards	2.5	2.7
Other	1.1	0.8
Total deferred tax assets	86.7	99.2
Deferred tax liabilities:
Deferral of policy acquisition costs	23.3	21.4
Investments	21.2	—
Total deferred tax liabilities	44.5	21.4
Net deferred federal income taxes	$42.2	$77.8

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended December 31, 2019	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$99.7	$84.6	$12.9	$197.2
Net earned premiums	106.2	79.8	10.7	196.7
Losses and LAE incurred:
Cat loss and ALAE	0.6	12.3	1.0	13.9
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	0.3	(0.2)	(0.2)	(0.1)
Current accident year non-cat loss and ALAE	77.0	32.3	3.4	112.7
Total non-cat loss and ALAE	77.3	32.1	3.2	112.6
Total Loss and ALAE	77.9	44.4	4.2	126.5
ULAE	7.9	4.8	0.3	13.0
Total Loss and LAE	85.8	49.2	4.5	139.5
Underwriting expenses	33.2	27.7	4.1	65.0
Net underwriting (loss) gain	$(12.8)	$2.9	$2.1	$(7.8)

Cat loss and ALAE ratio	0.6%	15.5%	8.6%	7.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	0.3%	(0.4)%	(1.7)%	(0.1)%
Current accident year non-cat loss and ALAE ratio	72.6%	40.5%	32.0%	57.3%
Total non-cat loss and ALAE ratio	72.9%	40.1%	30.3%	57.2%
Total Loss and ALAE ratio	73.5%	55.6%	38.9%	64.3%
ULAE ratio	7.4%	6.1%	2.7%	6.7%
Total Loss and LAE ratio	80.9%	61.7%	41.6%	71.0%
Expense ratio	33.2%	32.7%	32.1%	32.9%
Combined ratio	114.1%	94.4%	73.7%	103.9%

($ in millions)
Three months ended December 31, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$106.0	$70.1	$8.5	$184.6
Net earned premiums	105.9	66.8	7.0	179.7
Losses and LAE incurred:
Cat loss and ALAE	0.1	3.2	0.3	3.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(5.9)	(0.1)	—	(6.0)
Current accident year non-cat loss and ALAE	72.2	24.7	4.2	101.1
Total non-cat loss and ALAE	66.3	24.6	4.2	95.1
Total Loss and ALAE	66.4	27.8	4.5	98.7
ULAE	7.2	3.7	0.2	11.1
Total Loss and LAE	73.6	31.5	4.7	109.8
Underwriting expenses	33.2	25.7	3.1	62.0
Net underwriting (loss) gain	$(0.9)	$9.6	$(0.8)	$7.9

Cat loss and ALAE ratio	0.1%	4.8%	5.5%	2.0%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.6)%	(0.2)%	0.2%	(3.3)%
Current accident year non-cat loss and ALAE ratio	68.1%	37.1%	59.3%	56.3%
Total non-cat loss and ALAE ratio	62.5%	36.9%	59.5%	53.0%
Total Loss and ALAE ratio	62.6%	41.7%	65.0%	55.0%
ULAE ratio	6.8%	5.5%	2.4%	6.1%
Total Loss and LAE ratio	69.4%	47.2%	67.4%	61.1%
Expense ratio	31.3%	36.7%	36.4%	33.6%
Combined ratio	100.7%	83.9%	103.8%	94.7%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2019	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$424.5	$326.0	$41.9	$792.4
Net earned premiums	428.3	295.9	35.0	759.2
Losses and LAE incurred:
Cat loss and ALAE	6.0	60.1	5.0	71.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(10.7)	0.3	(2.1)	(12.5)
Current accident year non-cat loss and ALAE	284.8	142.7	16.1	443.6
Total non-cat loss and ALAE	274.1	143.0	14.0	431.1
Total Loss and ALAE	280.1	203.1	19.0	502.2
ULAE	30.1	19.9	1.2	51.2
Total Loss and LAE	310.2	223.0	20.2	553.4
Underwriting expenses	129.9	102.5	13.2	245.6
Net underwriting (loss) gain	$(11.8)	$(29.6)	$1.6	$(39.8)

Cat loss and ALAE ratio	1.4%	20.3%	14.1%	9.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(2.5)%	0.1%	(5.9)%	(1.7)%
Current accident year non-cat loss and ALAE ratio	66.5%	48.2%	45.9%	58.5%
Total non-cat loss and ALAE ratio	64.0%	48.3%	40.0%	56.8%
Total Loss and ALAE ratio	65.4%	68.6%	54.1%	66.2%
ULAE ratio	7.0%	6.8%	3.4%	6.7%
Total Loss and LAE ratio	72.4%	75.4%	57.5%	72.9%
Expense ratio	30.6%	31.4%	31.6%	31.0%
Combined ratio	103.0%	106.8%	89.1%	103.9%

($ in millions)
Twelve months ended December 31, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$424.8	$273.1	$28.6	$726.5
Net earned premiums	402.0	248.8	23.1	673.9
Losses and LAE incurred:
Cat loss and ALAE	4.9	41.3	2.5	48.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(24.4)	(7.3)	(1.1)	(32.8)
Current accident year non-cat loss and ALAE	265.8	106.6	12.2	384.6
Total non-cat loss and ALAE	241.4	99.3	11.1	351.8
Total Loss and ALAE	246.3	140.6	13.6	400.5
ULAE	24.9	16.1	0.8	41.8
Total Loss and LAE	271.2	156.7	14.4	442.3
Underwriting expenses	126.1	91.6	10.6	228.3
Net underwriting gain (loss)	$4.7	$0.5	$(1.9)	$3.3

Cat loss and ALAE ratio	1.2%	16.6%	11.0%	7.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.1)%	(2.9)%	(4.9)%	(4.9)%
Current accident year non-cat loss and ALAE ratio	66.1%	42.9%	52.8%	57.1%
Total non-cat loss and ALAE ratio	60.0%	40.0%	47.9%	52.2%
Total Loss and ALAE ratio	61.2%	56.6%	58.9%	59.4%
ULAE ratio	6.2%	6.4%	3.3%	6.2%
Total Loss and LAE ratio	67.4%	63.0%	62.2%	65.6%
Expense ratio	29.7%	33.6%	36.9%	31.4%
Combined ratio	97.1%	96.6%	99.1%	97.0%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Commercial Insurance Segment Results
(unaudited)
($ in millions)
Three months ended December 31, 2019	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$28.1	$30.4	$34.1	$17.9	$12.6	$4.5	$127.6
Net earned premiums	26.1	30.3	36.2	17.9	12.3	4.5	127.3
Losses and LAE incurred:
Cat loss and ALAE	0.1	1.8	2.5	—	(0.1)	—	4.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.1)	(3.4)	(4.6)	(7.5)	(1.1)	(1.8)	(19.5)
Current accident year non-cat loss and ALAE	16.7	12.7	21.3	12.1	5.2	2.6	70.6
Total non-cat loss and ALAE	15.6	9.3	16.7	4.6	4.1	0.8	51.1
Total Loss and ALAE	15.7	11.1	19.2	4.6	4.0	0.8	55.4
ULAE	1.5	0.9	1.3	1.5	0.3	0.2	5.7
Total Loss and LAE	17.2	12.0	20.5	6.1	4.3	1.0	61.1
Underwriting expenses	10.3	11.2	13.8	7.0	5.3	1.6	49.2
Net underwriting (loss) gain	$(1.4)	$7.1	$1.9	$4.8	$2.7	$1.9	$17.0

Cat loss and ALAE ratio	0.3%	5.8%	7.0%	—%	(0.8)%	—%	3.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.1)%	(11.3)%	(12.6)%	(42.5)%	(8.5)%	(40.1)%	(15.3)%
Current accident year non-cat loss and ALAE ratio	64.2%	42.1%	58.6%	68.0%	42.1%	55.8%	55.4%
Total non-cat loss and ALAE ratio	60.1%	30.8%	46.0%	25.5%	33.6%	15.7%	40.1%
Total Loss and ALAE ratio	60.4%	36.6%	53.0%	25.5%	32.8%	15.7%	43.5%
ULAE ratio	5.5%	3.0%	3.7%	8.3%	2.5%	3.3%	4.4%
Total Loss and LAE ratio	65.9%	39.6%	56.7%	33.8%	35.3%	19.0%	47.9%
Expense ratio	36.6%	37.0%	40.4%	38.8%	42.1%	38.5%	38.6%
Combined ratio	102.5%	76.6%	97.1%	72.6%	77.4%	57.5%	86.5%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended December 31, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$18.0	$28.1	$28.7	$22.9	$11.9	$3.7	$113.3
Net earned premiums	19.2	29.7	30.1	24.0	11.6	4.0	118.6
Losses and LAE incurred:
Cat loss and ALAE	—	0.9	1.4	—	0.9	0.1	3.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(2.7)	(3.1)	(5.1)	(4.9)	(0.5)	(1.0)	(17.3)
Current accident year non-cat loss and ALAE	12.4	13.5	15.6	13.2	5.0	2.2	61.9
Total non-cat loss and ALAE	9.7	10.4	10.5	8.3	4.5	1.2	44.6
Total Loss and ALAE	9.7	11.3	11.9	8.3	5.4	1.3	47.9
ULAE	1.0	1.4	1.0	1.6	0.5	0.3	5.8
Total Loss and LAE	10.7	12.7	12.9	9.9	5.9	1.6	53.7
Underwriting expenses	9.4	13.2	13.4	7.3	5.6	2.1	51.0
Net underwriting (loss) gain	$(0.9)	$3.8	$3.8	$6.8	$0.1	$0.3	$13.9

Cat loss and ALAE ratio	—%	3.0%	4.7%	—%	7.3%	3.6%	2.8%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(14.4)%	(10.4)%	(16.9)%	(20.2)%	(4.8)%	(25.0)%	(14.6)%
Current accident year non-cat loss and ALAE ratio	64.7%	45.4%	51.7%	55.0%	43.7%	55.5%	52.2%
Total non-cat loss and ALAE ratio	50.3%	35.0%	34.8%	34.8%	38.9%	30.5%	37.6%
Total Loss and ALAE ratio	50.3%	38.0%	39.5%	34.8%	46.2%	34.1%	40.4%
ULAE ratio	5.1%	4.8%	3.4%	6.6%	4.0%	6.7%	4.9%
Total Loss and LAE ratio	55.4%	42.8%	42.9%	41.4%	50.2%	40.8%	45.3%
Expense ratio	52.3%	46.8%	46.6%	32.2%	47.6%	57.2%	45.1%
Combined ratio	107.7%	89.6%	89.5%	73.6%	97.8%	98.0%	90.4%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2019	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$109.5	$122.4	$149.2	$76.7	$50.0	$18.6	$526.4
Net earned premiums	91.4	119.2	134.3	78.2	48.5	17.1	488.7
Losses and LAE incurred:
Cat loss and ALAE	0.3	7.9	8.2	—	2.4	—	18.8
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(4.7)	(15.2)	(11.8)	(20.9)	(3.0)	(3.2)	(58.8)
Current accident year non-cat loss and ALAE	57.9	64.0	83.5	54.4	23.2	10.3	293.3
Total non-cat loss and ALAE	53.2	48.8	71.7	33.5	20.2	7.1	234.5
Total Loss and ALAE	53.5	56.7	79.9	33.5	22.6	7.1	253.3
ULAE	5.7	5.7	6.3	6.9	1.8	0.7	27.1
Total Loss and LAE	59.2	62.4	86.2	40.4	24.4	7.8	280.4
Underwriting expenses	43.9	47.2	59.8	27.2	22.7	7.6	208.4
Net underwriting (loss) gain	$(11.7)	$9.6	$(11.7)	$10.6	$1.4	$1.7	$(0.1)

Cat loss and ALAE ratio	0.4%	6.6%	6.1%	—%	4.9%	—%	3.9%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.1)%	(12.8)%	(8.8)%	(26.8)%	(6.0)%	(18.8)%	(12.0)%
Current accident year non-cat loss and ALAE ratio	63.3%	53.8%	62.2%	69.7%	47.8%	60.1%	60.0%
Total non-cat loss and ALAE ratio	58.2%	41.0%	53.4%	42.9%	41.8%	41.3%	48.0%
Total Loss and ALAE ratio	58.6%	47.6%	59.5%	42.9%	46.7%	41.3%	51.9%
ULAE ratio	6.2%	4.8%	4.7%	8.8%	3.7%	4.1%	5.5%
Total Loss and LAE ratio	64.8%	52.4%	64.2%	51.7%	50.4%	45.4%	57.4%
Expense ratio	40.1%	38.6%	40.1%	35.5%	45.4%	40.9%	39.6%
Combined ratio	104.9%	91.0%	104.3%	87.2%	95.8%	86.3%	97.0%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$77.1	$119.2	$121.3	$89.0	$46.8	$16.4	$469.8
Net earned premiums	75.1	120.9	116.8	90.7	45.0	15.8	464.3
Losses and LAE incurred:
Cat loss and ALAE	0.2	10.7	7.2	—	3.3	0.2	21.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(8.4)	(9.6)	(8.0)	(13.3)	(2.7)	(4.9)	(46.9)
Current accident year non-cat loss and ALAE	47.3	68.8	71.5	56.5	22.1	8.2	274.4
Total non-cat loss and ALAE	38.9	59.2	63.5	43.2	19.4	3.3	227.5
Total Loss and ALAE	39.1	69.9	70.7	43.2	22.7	3.5	249.1
ULAE	4.2	6.2	5.6	7.2	1.8	1.1	26.1
Total Loss and LAE	43.3	76.1	76.3	50.4	24.5	4.6	275.2
Underwriting expenses	35.8	53.6	49.5	29.1	21.3	8.2	197.5
Net underwriting (loss) gain	$(4.0)	$(8.8)	$(9.0)	$11.2	$(0.8)	$3.0	$(8.4)

Cat loss and ALAE ratio	0.3%	8.8%	6.1%	—%	7.3%	1.4%	4.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(11.2)%	(7.9)%	(6.8)%	(14.7)%	(6.0)%	(31.0)%	(10.1)%
Current accident year non-cat loss and ALAE ratio	63.0%	56.9%	61.2%	62.3%	49.2%	52.3%	59.1%
Total non-cat loss and ALAE ratio	51.8%	49.0%	54.4%	47.6%	43.2%	21.3%	49.0%
Total Loss and ALAE ratio	52.1%	57.8%	60.5%	47.6%	50.5%	22.7%	53.6%
ULAE ratio	5.6%	5.1%	4.8%	7.9%	3.9%	6.8%	5.6%
Total Loss and LAE ratio	57.7%	62.9%	65.3%	55.5%	54.4%	29.5%	59.2%
Expense ratio	46.5%	44.9%	40.8%	32.7%	45.6%	50.0%	42.0%
Combined ratio	104.2%	107.8%	106.1%	88.2%	100.0%	79.5%	101.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Insurance Segment Results
(unaudited)
($ in millions)
Three months ended December 31, 2019	Personal & Commercial	Specialty run-off	Total

Net written premiums	$324.8	$(1.2)	$323.6
Net earned premiums	324.0	(1.0)	323.0
Losses and LAE incurred:
Cat loss and ALAE	18.2	6.6	24.8
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(19.6)	1.3	(18.3)
Current accident year non-cat loss and ALAE	183.3	0.3	183.6
Total non-cat loss and ALAE	163.7	1.6	165.3
Total Loss and ALAE	181.9	8.2	190.1
ULAE	18.7	(1.2)	17.5
Total Loss and LAE	200.6	7.0	207.6
Underwriting expenses	114.2	1.4	115.6
Net underwriting gain (loss)	$9.2	$(9.4)	$(0.2)

Cat loss and ALAE ratio	5.6%	N/M(1)	7.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.1)%	N/M	(5.7)%
Current accident year non-cat loss and ALAE ratio	56.6%	N/M	56.9%
Total non-cat loss and ALAE ratio	50.5%	N/M	51.2%
Total Loss and ALAE ratio	56.1%	N/M	58.9%
ULAE ratio	5.8%	N/M	5.4%
Total Loss and LAE ratio	61.9%	N/M	64.3%
Expense ratio	35.2%	N/M	35.7%
Combined ratio	97.1%	N/M	100.0%

(1) N/M = Not Meaningful

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended December 31, 2018	Personal & Commercial	Specialty run-off	Total

Net written premiums	$297.9	$(0.3)	$297.6
Net earned premiums	298.3	10.5	308.8
Losses and LAE incurred:
Cat loss and ALAE	6.9	1.2	8.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(23.3)	(1.1)	(24.4)
Current accident year non-cat loss and ALAE	163.0	11.2	174.2
Total non-cat loss and ALAE	139.7	10.1	149.8
Total Loss and ALAE	146.6	11.3	157.9
ULAE	16.9	1.0	17.9
Total Loss and LAE	163.5	12.3	175.8
Underwriting expenses	113.0	2.3	115.3
Net underwriting gain (loss)	$21.8	$(4.1)	$17.7

Cat loss and ALAE ratio	2.3%	11.5%	2.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(7.8)%	(10.1)%	(7.9)%
Current accident year non-cat loss and ALAE ratio	54.7%	105.9%	56.4%
Total non-cat loss and ALAE ratio	46.9%	95.8%	48.5%
Total Loss and ALAE ratio	49.2%	107.3%	51.1%
ULAE ratio	5.6%	10.5%	5.8%
Total Loss and LAE ratio	54.8%	117.8%	56.9%
Expense ratio	38.0%	(765.6)%	38.7%
Combined ratio	92.8%	(647.8)%	95.6%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2019	Personal & Commercial	Specialty run-off	Total

Net written premiums	$1,318.8	$(0.7)	$1,318.1
Net earned premiums	1,247.9	5.1	1,253.0
Losses and LAE incurred:
Cat loss and ALAE	89.9	10.6	100.5
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(71.3)	(1.1)	(72.4)
Current accident year non-cat loss and ALAE	736.9	5.2	742.1
Total non-cat loss and ALAE	665.6	4.1	669.7
Total Loss and ALAE	755.5	14.7	770.2
ULAE	78.3	(2.0)	76.3
Total Loss and LAE	833.8	12.7	846.5
Underwriting expenses	454.0	3.1	457.1
Net underwriting loss	$(39.9)	$(10.7)	$(50.6)

Cat loss and ALAE ratio	7.2%	N/M	8.0%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.7)%	N/M	(5.8)%
Current accident year non-cat loss and ALAE ratio	59.0%	N/M	59.3%
Total non-cat loss and ALAE ratio	53.3%	N/M	53.5%
Total Loss and ALAE ratio	60.5%	N/M	61.5%
ULAE ratio	6.3%	N/M	6.1%
Total Loss and LAE ratio	66.8%	N/M	67.6%
Expense ratio	34.4%	N/M	34.7%
Combined ratio	101.2%	N/M	102.3%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Twelve months ended December 31, 2018	Personal & Commercial	Specialty run-off	Total

Net written premiums	$1,196.3	$14.0	$1,210.3
Net earned premiums	1,138.2	99.8	1,238.0
Losses and LAE incurred:
Cat loss and ALAE	70.3	1.4	71.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(79.7)	3.1	(76.6)
Current accident year non-cat loss and ALAE	659.0	70.6	729.6
Total non-cat loss and ALAE	579.3	73.7	653.0
Total Loss and ALAE	649.6	75.1	724.7
ULAE	67.9	5.5	73.4
Total Loss and LAE	717.5	80.6	798.1
Underwriting expenses	425.8	18.8	444.6
Net underwriting (loss) gain	$(5.1)	$0.4	$(4.7)

Cat loss and ALAE ratio	6.2%	1.4%	5.8%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(7.0)%	3.1%	(6.2)%
Current accident year non-cat loss and ALAE ratio	57.9%	70.8%	58.9%
Total non-cat loss and ALAE ratio	50.9%	73.9%	52.7%
Total Loss and ALAE ratio	57.1%	75.3%	58.5%
ULAE ratio	5.9%	5.5%	6.0%
Total Loss and LAE ratio	63.0%	80.8%	64.5%
Expense ratio	35.6%	133.7%	36.7%
Combined ratio	98.6%	214.5%	101.2%

The following table provides a reconciliation of our statutory underwriting results to GAAP consolidated income before federal income taxes for the fourth quarters and years ended December 31, 2019 and 2018:

($ millions)	4Q 2019	4Q 2018	YTD 2019	YTD 2018
Segment income (loss) before federal income taxes:
Insurance operations:
Personal insurance SAP underwriting (loss) gain	$(7.8)	$7.9	$(39.8)	$3.3
Commercial insurance SAP underwriting gain (loss)	17.0	13.9	(0.1)	(8.4)
Specialty run-off	(9.4)	(4.1)	(10.7)	0.4
Total insurance operations	(0.2)	17.7	(50.6)	(4.7)
Investment operations:
Net investment income	20.0	22.7	80.4	84.9
Net investment gain (loss)	24.0	(67.9)	74.2	(49.7)
Total investment operations	44.0	(45.2)	154.6	35.2
All other segments income	0.1	0.1	0.3	0.4
Reconciling items:
GAAP adjustments	(2.6)	(1.1)	14.7	(3.7)
Interest expense on corporate debt	(1.2)	(1.2)	(4.9)	(5.7)
Corporate expenses	0.2	(2.8)	(7.1)	(8.6)
Total reconciling items	(3.6)	(5.1)	2.7	(18.0)
Total consolidated income (loss) before federal income taxes	$40.3	$(32.5)	$107.0	$12.9